Exhibit 10.25.4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

October 12, 2017

Via E-mail and FedEx

Republic Airline Inc.

8909 Purdue Road Suite 300

Indianapolis, IN 46268

Attention: Chief Financial Officer

[***]

Ladies and Gentlemen:

On January 23, 2013, Republic Airline Inc., an Indiana corporation (“Contractor”), and American Airlines, Inc., a Delaware corporation (“American”), entered into that certain Capacity Purchase Agreement (as amended by that certain Amendment No. 1, dated as of February 28, 2013, that certain Amendment No. 2, dated as of September 2, 2016, and as may be further amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, collectively when taken together, the “Capacity Purchase Agreement”). All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Capacity Purchase Agreement.

The Parties desire to amend the Capacity Purchase Agreement to adopt the amendments as set forth in this letter (this “Amendment No. 3”). The Parties acknowledge and agree that it is in their best interests to amend the Capacity Purchase Agreement to reflect the terms set forth herein. Nothing contained herein shall be deemed to impact or affect any of the other Related Agreements, [***] which shall continue to be in full force and effect.

Therefore, for and in consideration of the mutual covenants and agreements herein contained, and contained in the Capacity Purchase Agreement, American, on the one hand, and Contractor, on the other hand, agree to the following amendment to the Capacity Purchase Agreement:

1.	Amendment to Capacity Purchase Agreement.

a.	Schedule 4 ([***]) of the Capacity Purchase Agreement is hereby amended by adding a new Section II(S) to the end thereof to read as follows:

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2.	This Amendment No. 3 shall become effective as of the date hereof upon satisfaction of all of the following conditions precedent:

a.

Receipt by American of each of the following, in form and substance reasonably satisfactory to American: (i) a copy of this Amendment No. 3, duly executed and delivered by Contractor; and (ii) any other documents or agreements reasonably requested by American in connection with the transactions contemplated by this Amendment No. 3.

3.

Except as amended and modified hereby, any and all of the terms and provisions of the Capacity Purchase Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed by Contractor. Contractor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of Contractor under the Capacity Purchase Agreement. Each reference in the Capacity Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Capacity Purchase Agreement or other agreements, documents or other instruments executed and delivered pursuant to the Capacity Purchase Agreement to the “Capacity Purchase Agreement”, shall mean and be a reference to the Capacity Purchase Agreement as amended by this Amendment No. 3.

4.

THIS AMENDMENT NO. 3, THE CAPACITY PURCHASE AGREEMENT, AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

If you are in agreement with the foregoing, please sign where indicated below and return a signed copy of this Amendment No. 3 to us at the address above.

Very truly yours,

AMERICAN AIRLINES, INC.

By:	/s/ Keven Doeksen
	Name:	Kevin Doeksen
	Title:	Managing Director – Strategic & Operations Planning

Acknowledged and Agreed:

REPUBLIC AIRLINE INC.

By:	/s/ Joseph P. Allman
	Name:	Joseph P. Allman
	Title:	SVP, CFO

Acknowledged and Agreed:

REPUBLIC AIRWAYS HOLDINGS INC.

By:	/s/ Joseph P. Allman
	Name:	Joseph P. Allman
	Title:	SVP, CFO

cc:	Republic Airline Inc.
8909 Purdue Road Suite 300
Indianapolis, IN 46268
Attention: Vice President, General Counsel
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